EXHIBIT 10.8

[CEO LOGO]

                               SERVICE AGREEMENT
                                                               Rev. 04-22-04 FOP

This Agreement is dated NOVEMBER 23, 2004, and is entered into in Dallas, TEXAS by and between JPM-CEO Partners, Ltd. managed by Dallas Metro Suites, Inc. d.b.a. CEO JP Morgan International Plaza (hereinafter "CEO") and HEMOBIOTECH (hereinafter "Client"). CEO and Client agree that CEO shall grant to Client for and in consideration of the agreements and fee(s) set forth herein, a license to use the Office(s) as from time to time designated by CEO and, in common with CEO's other clients, a license to use CEO's Business Center facilities and services, in accordance with the terms hereof.

1. BASIC TERMS. This Section 1 contains the basic terms of this Agreement and all provisions of this Agreement are to be read in accord therewith:

       A. Base Services: CEO's Complete Executive Office Program, including the use of executive offices complete with professional administrative staff, telephone answering and such other inclusive services are as defined in Schedule "A".

       B. Additional Services: Access to additional business services for purchase as needed by Client, including secretarial, administrative, telecommunications support and such other services are as defined in Schedule "B".

       C. CEO Business Center: JP Morgan International Plaza

       D. Building: 14221
       Dallas Parkway, Suite 1500, Dallas, TX 75254

       E. Office number(s) 1460 A, D, E, having a maximum occupancy capacity of 1 person(s) each.

       F. Commencement date: DECEMBER 6, 2004

       G. Initial Term: 6 MOS. & 26 DAYS SUBSEQUENT TERMS TO BE 7 MOS.

       H. End of Initial Term: JUNE 30, 2005

       I. Monthly Base Services Program
       Fee: $2,686.00 J. Refundable Services Retainer: $3,352.50 (SPECIAL 1
       MONTH)

       SPECIAL:7TH MONTH OFFICE RENT FREE (JUNE 05 - $1,486.00)

   2. OFFICE. Client shall, as part of the Base Services, be granted a license to use the Office and shall have access to the Office twenty-four (24) hours a day, seven (7) days a week. CEO agrees to provide office cleaning, maintenance services, electricity, heating and air conditioning to the Office for normal office use in such reasonable quantities and during such reasonable hours as shall be determined by CEO or the Building. In addition, Client will have reasonable use of CEO common area facilities. Client shall use the Office and common areas of the CEO Business Center solely for general office use in the conduct of the Client's business.

   If, for any reason whatsoever, CEO is unable to provide use of the Office or a mutually agreed upon alternative Office at the time herein agreed, Client may either extend the Commencement Date until the Office becomes available or, as its sole remedy for such failure, cancel and terminate this Agreement if the use of the Office is not available to Client within five (5) business days after written notice to CEO by Client, in which case any prior payments shall be fully refunded. No such failure to provide use of the Office shall subject CEO to any liability for loss or damage, nor affect the validity of this Agreement or the obligations of the Client hereunder.

   CEO will have the right to relocate Client to another office in the CEO Business Center with the consent of the Client and to substitute such other office for the Office licensed hereby, provided such other office is substantially similar in area and configuration to Client's contracted office and provided Client shall incur no increase in the Monthly Base Services Fee or any relocation cost or expense.

   3. SERVICES. CEO agrees, in consideration of the Monthly Base Services Fee, to provide Base Services to Client as described in Schedule "A". From time to time during the Term, CEO may, at its option, make other services available to Client of the nature described in Schedule "B", at fees that are from time to time established by CEO. CEO shall be under no obligation to provide Schedule "B" services if the monthly cost thereof exceeds the Refundable Services Retainer. In the event Client is in default of this Agreement CEO may, at its option, cease furnishing any and all services including telephone services.

   Client will not offer to any party in the CEO Business Center or the Building, any of the services that CEO provides to its clients including, but not limited to, the services described in Schedule "A" or "B".

   CEO will answer all incoming telephone calls, unless otherwise mutually agreed, during normal business hours, as determined by CEO. Answering service will be limited to normal business communications, excluding inbound telemarketing and advertising response which requires pre-approval by CEO and shall be subject to fees established from time to time by CEO.

   Client will use only telecommunications systems and services as provided by CEO unless WRITTEN permission to do otherwise shall first have been obtained from CEO. Client will pay to CEO a monthly equipment rental fee for the use of each telephone instrument and voice lines. In the event CEO discontinues the offering of long distance service, Client will provide its own long distance service through a locally accessed long distance carrier.

   Client acknowledges that due to the imperfect nature of verbal, written and electronic communications, neither CEO nor any of its officers, directors, employees, shareholders, partners, agents or representatives shall be responsible for damages, direct or consequential, that may result from the failure of CEO to furnish any service, including but not limited to the service of conveying messages, communications and other utility or services required under this Agreement or agreed to by CEO. Client's sole remedy and CEO's sole obligation for any failure to render any service, any error or omission, or any delay or interruption with respect thereto, is limited to an adjustment to Client's billing in an amount equal to the charge for such service for the period during which the failure, delay or interruption continues.

   Client expressly waives, and agrees not to make any claim for damages, direct or consequential, arising out of any failure to furnish any utility, service or facility, any error or omission with respect thereto, or any delay or interruption of the same.

   4. DURATION OF AGREEMENT. Upon the End of Initial Term, or any extension thereof, without written notice from CEO, the term of this Agreement and the license herein granted shall be automatically extended for the same period of time as the Initial Term, upon the same terms and conditions as contained herein, unless either party gives notice to the other in writing to the contrary at least sixty (60) days prior to the End of Initial Term and any extension thereof.

   Upon any termination of this Agreement, whether by lapse of

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time or otherwise, or upon any revocation of Client's license herein granted, the Client shall cease all use of the Office, the CEO Business Center and all services immediately. For each and every month or portion thereof that Client continues use of the Office after the termination of this Agreement by lapse of time or otherwise, without the express written consent of CEO, Client shall pay CEO an amount equal to double the Monthly Base Services Fee computed on a per-month basis for each month or portion thereof that Client continues the use of the Office.

   5. PAYMENTS AND ESCALATIONS. Client agrees to pay to CEO the Monthly Base Services Fee plus applicable sales or use taxes, in advance, on the first day of each calendar month during the Initial Term and all extensions thereof, without any deduction, offset, notice or demand. If the Commencement Date shall be other than the first day of a month or end on the last day of a month, fees for any such month shall be prorated. Charges for any Schedule "B" service purchased by Client from CEO shall be due and payable on the 1st of the month following the billing for any such service.

   One year after the Commencement Date of this Agreement and each and every anniversary date thereafter, the Monthly Base Services Fee will automatically increase by six percent (6%) of the Monthly Base Services Fee due for the month preceding such anniversary date. No written notice from CEO will be required.

   Inasmuch as CEO's Master Lease includes an annual escalation and reconciliation clause for expenses, Client's monthly base fee may be adjusted to reflect its prorata share of any expense increases incurred by CEO.

    All Monthly Base Services Fees and other sums payable hereunder shall be payable at the office of CEO or at such other location or to any agent designated in writing by CEO. In addition to any other sums due, Client shall pay monthly late charges equal to five percent (5%) of all amounts that have not been paid to CEO within five (5) days of the due dates plus an additional $10.00 per day for each day thereafter until paid in full. The parties agree that such late charges are fair and reasonable compensation for costs incurred by CEO where there is default in any payment due under this Agreement.

   Upon the execution of this Agreement, Client shall pay CEO or its agent the Refundable Services Retainer. The Refundable Services Retainer need not be kept separate and apart from other funds of CEO, no interest shall be paid thereon, and may be used by CEO to provide Schedule "A" and "B" services under this Agreement. In addition to the Refundable Services Retainer, Client will, upon execution hereof, pay to CEO the Monthly Base Services Fee for the first full month of the Initial Term.

   Client agrees that the Refundable Services Retainer shall not be used by Client as payment for the Monthly Base Services Fee for the last month of the Initial term, or any extension thereof. In the event Client defaults in the performance of any of the terms hereof, CEO may terminate this Agreement and the license herein granted and may also use, apply or retain the whole, or any part, of the Refundable Services Retainer for the payment of any service fee or any other payment due hereunder, or for payment of any other sum that CEO may spend by reason of Client's default. If Client shall, at the end of the term of this Agreement, have fully and faithfully complied with all of the terms and provisions of this Agreement, and surrendered all keys, access cards and building passes, 80% of the Refundable Services Retainer, or any balance thereof, shall be returned to Client within forty-five (45) days thereafter, and the remaining 20% less any deductions will be returned after receiving the Building's annual expense reconciliation.

   6. DAMAGES AND INSURANCE. Client will not damage or deface the furnishings, walls, floors or ceilings, nor make holes for the hanging of pictures or make or suffer to be made any waste, obstruction or unlawful, improper or offensive use of the Office or the common area facilities. Client will not cause damage to any part of the Building or the property of CEO or disturb the quiet enjoyment of any other licensee or occupant of the Building. At the termination of this Agreement, the Office shall be in as good condition as when Client commenced the use thereof, normal wear and tear excepted. Client agrees to pay for repainting each Office used by Client, One Hundred Seventy Five Dollars ($175.00) per office. CEO will have the right, at any time and from time to time, to enter the Office to inspect the same, to make such repairs and alterations as CEO reasonably deems necessary, and the cost of any such repair resulting from the act or omission of Client shall be reimbursed to CEO by Client upon demand. CEO shall have the right to show the Office to prospective Clients, provided CEO will use reasonable efforts not to disrupt Client's business.

   CEO and its respective directors, licensors, officers, agents, servants and employees shall not, to the extent permitted by law, except upon the affirmative showing of CEO's gross negligence or willful misconduct, be liable for, and Client waives all right of recovery against such entities and individuals for any damage or claim with respect to any injury to person or damage to, or loss or destruction of any property of Client, its employees, authorized persons and invitees due to any act, omission or occurrence in or about the CEO Business Center or the Building. Without limitation of any other provision hereof, each party hereto hereby agrees to indemnify, defend and hold harmless the other party hereto, and such other party's officers, directors, employees, shareholders, partners, agents and representatives from and against any liability to third parties arising out of, in the case of Client as an indemnifying party, Client's use and occupancy of the Office or any negligent act or omission of Client or Client's officers, directors, employees, shareholders, partners, agents, representatives, contractors, customers or invitees and, in the case of CEO as an indemnifying party, any act or omission constituting gross negligence or willful misconduct of CEO or CEO's officers, directors, employees, shareholders, partners, agents or representatives. Subject to the foregoing, Client assumes all risk of loss with respect to all personal property of Client, its agents, employees, contractors, and invitees, within or about the CEO Business Center or the Building. Client acknowledges that it is the Client's responsibility to maintain insurance to cover the risks set forth in this paragraph.

   CEO and Client each hereby waive any and all rights of recovery against the other, or against the directors, licensors, officers, agents, servants and employees of the other, for loss of or damage to its property or the property of others under its control, to the extent such loss or damage is covered by any insurance policy.

   If the CEO Business Center is made unusable, in whole or in part, by fire or other casualty not due to negligence of Client, CEO may, at its option, terminate the Agreement upon notice to Client, effective upon such casualty, or may elect to repair, restore or rehabilitate, or cause to be repaired, restored or rehabilitated, the CEO Business Center, without expense to Client, within ninety (90) days or within such longer period of time as may be required because of events beyond CEO's control. The Monthly Base Services Fee shall be abated on a per diem basis for the portions of the Office that are unusable.

   7. DEFAULT. Client shall be deemed to be in default under this Agreement:(a) if Client defaults in the payment of the Monthly Base Services Fee or other sums due hereunder or (b) if Client defaults in the prompt and full performance of any other provision of this Agreement and any such default continues in excess of five (5) business days after written notice by CEO.

   Should Client be in default hereunder, CEO shall have the option to pursue any one or more of the following remedies without any additional notice or demand whatsoever and without limitation to CEO in the exercise of any remedy:

   (1) CEO may, if CEO so elects, without any additional notice of such election or demand to Client, either forthwith terminate this Agreement and the license to use any portion of the CEO Business Center, and may enter into the Office and take and hold possession of the contents thereof, without releasing Client, in whole or in part, from the Client's obligations hereunder. In the event of such termination, CEO may, at its option, declare the entire amount of the Monthly Base Services Fee which would become due and payable during the remainder of the term, to be

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due and payable immediately, in which event, Client agrees to pay the same at once.

   (2) Pursue any other remedy now or hereafter available to CEO. CEO's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

   Client agrees to pay all costs and expenses, including reasonable attorneys' fees, expended or incurred by CEO in connection with the enforcement of this Agreement, the collection of any sums due hereunder, any action for declaratory relief in any way related to this Agreement, or the protection or preservation of any rights of CEO hereunder.

   8. RESTRICTION ON HIRING. Client agrees that during the term of this Agreement and within one (1) year of the termination of this Agreement, neither Client nor any of its principals, employees of affiliates will hire directly or as an independent contractor, any person who is at that time, or was during the term of this Agreement, an employee of CEO. In the event of a breach of any obligation of Client contained in this paragraph, Client shall be liable to CEO for, and shall pay to CEO, on demand, liquidated damages in the sum of $10,000.00 for each employee with respect to whom such breach shall occur, it being mutually agreed that the actual damage that would be sustained by CEO as the result of any such breach would be, from the nature of the case, extremely difficult to fix and that the aforesaid liquidated damage amount is fair and reasonable.

   9. MISCELLANEOUS.

   A. This is the only Agreement between the parties. No other agreements are effective. All amendments to this Agreement shall be in writing and signed by all parties. Any other attempted amendment shall be void. The invalidity or unenforceability of any provision hereof shall not affect the remainder hereof.

   B. All waivers must be in writing and signed by the waiving party. CEO's failure to enforce any provision of this Agreement or its acceptance of fees shall not be a waiver and shall not prevent CEO from enforcing any provision of this Agreement in the future. No receipt of money by CEO shall be deemed to waive any default of Client or to extend, reinstate or continue the term hereof.

   C. All Schedules and Addenda attached hereto are hereby incorporated herein by this reference. The laws of the State in which the CEO Business Center is located shall govern this Agreement.

   D. All parties signing this Agreement as a partnership or co-signing individuals shall be jointly and severally liable for all obligations of Client.

   E. Client represents and warrants to CEO that there are no agents, brokers, finders or other parties except [NONE IF NOT SPECIFIED] with whom Client has dealt who are or may be entitled to any commission or fee with respect to this Agreement.

   F. Neither Client nor anyone claiming by, through or under Client shall assign this Agreement or permit the use of any portion of the CEO Business Center by any person other than Client; provided, however, Client may assign this Agreement to an affiliated corporation of Client. In the event of any such permitted assignment, Client shall not thereby be relieved of any of its obligations under this Agreement.

   G. The Rules and Regulations of the Building and of CEO as defined on Schedule "C" hereto, and the Shared Bandwidth Business Practices as defined on Schedule "D" hereto, and any additional schedules that may be attached hereto are expressly made a part of this Agreement and Client expressly covenants and agrees to abide by all of such Rules and Regulations and such Shared Bandwidth Business Practices and such additional terms, as well as such reasonable modifications to such Rules and Regulations and such Shared Bandwidth Business Practices as may be hereafter adopted by CEO.

   H. This agreement is not intended to create a lease or any other interest in real property in favor of the client, but merely creates a revocable license in accordance with the terms hereof. This Agreement grants Client the license to use the CEO Business Center and the Office for the specific purposes herein set forth without diminution of the legal possession or control thereof by CEO and shall be revocable at the option of CEO upon the destruction of the CEO Business Center or the breach by Client of any term or condition herein set forth. This Agreement is subject and subordinate to any underlying lease or contract of the Building or of the premises comprising the Office or the CEO Business Center as such lease or contract may be amended from time to time (such underlying lease or contract together with any amendments, is hereinafter referred to as the "Master Lease"). This Agreement shall terminate simultaneously with the termination of the CEO Business Center operation for any reason. Client is not a party to nor shall Client have any rights under the Master Lease.

   I. Client acknowledges that CEO Business Centers will comply with U.S. Postal Service regulations regarding Client mail and, upon termination of this Agreement, it will be Client's responsibility to notify all parties of termination of the use of the above described address and assigned telephone and facsimile numbers. At Client's written request and expense, CEO will provide Client's new telephone number and address to all incoming callers and will hold or forward to Client all mail, packages, facsimiles and applicable e-mail traffic weekly for a period of ninety (90) days.

   J. CEO may assign this Agreement and/or any fees hereunder and Client agrees to attorn to any such assignee.


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   K. All notices hereunder shall be in writing. Notices to Client shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, addressed to Client at the following address (address cannot be a P.O. Box or CEO address):

                                13227 CEDAR LANE
                                DALLAS, TX 75234

   Notice to CEO shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, to CEO at the following addresses:

CEO JP Morgan                           CEO OF DALLAS
14221 Dallas Parkway                   ATTENTION: PRESIDENT
Suite 1500                             8214 Westchester Dr. #500
Dallas, TX75254                        Dallas, TX 75225

                        -------------------------------
                                       CEO

JPM-CEO Partners, Ltd. managed by Dallas Metro Suites, Inc. d.b.a. CEO JP Morgan International Plaza (hereinafter "CEO")
A: TEXAS CORPORATION
---------------------

By: MICHAEL W. MOORE
    -----------------

Its: VICE PRESIDENT
    ----------------
                                     CLIENT

CORPORATION: HEMOBIOTECH, INC.
             -----------------

A(n) DELAWARE corporation
     ------------------------

By: /S/ ARTHUR P. BOLLON
    -------------------------

ARTHUR P. BOLLON
-----------------------------

Its: PRESIDENT & CEO
     ------------------------

INDIVIDUALS:

               -------------------------------------------------
                                   (signature)

               -------------------------------------------------
                                  (print name)

Address:
               -------------------------------------------------


PARTNERSHIP:
               -------------------------------------------------

A(n)_____________________________partnership

By:
    ---------------------------------------------------------



Its:
           ----------------------------------------------------------
                                   (signature)

                -------------------------------------------------
                                  (print name)

Address:
         -------------------------------------------------



PERSONAL GUARANTEE:

For value received, the undersigned does hereby unconditionally and irrevocably guarantee the prompt payment and full performance of all terms, covenants, conditions and agreements as contained herein.

BY:
    ---------------------------------------

BY:
   ----------------------------------------


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SCHEDULE "A"

BASE SERVICES

     o Individual Executive Office
     o Voice Messaging Service
     o Personalized Telephone Answering of Incoming Calls (300) incoming calls per month at no charge)
     o Furnished and Decorated Reception Area
     o Professional Receptionist, Message Center Secretaries, and Office Manager
     o Use of Furnished Conference Rooms (24) hours per month at no charge) exclude JP Morgan boardroom and training room
     o Prestigious Business Address
     o Business Identity on Building Lobby Directory
     o Facsimile Number for Client's Use
     o Mail and Package Receipt
     o Utilities and Janitorial Service
     o Heating and Air Conditioning during normal business hours
     o Furniture Package
     o One (1) Telephone Instrument
     o One (1) Telephone Line with Rollover
     o One (1) Voice Mail
     o One (1) High Speed Internet Connection
     o One (1) hour of Secretarial Service
     o One hundred (100) minutes domestic Long Distance

SCHEDULE"B"

ADDITIONAL SERVICES

     o Word Processing Services
     o Secretarial Services
     o Facsimile Services = (line charges)
     o Additional Voice Messaging Service
     o Copy and Binding Services
     o Outgoing Metered Mail & Express Delivery Services
     o Office Furniture
     o Specialized Equipment
     o Printing & Office Supplies
     o Miscellaneous Purchasing Services
     o Catering & Beverage Services
     o Paging Services
     o Telephone Equipment
     o Specialized Telephone Services
     o Local Telephone Service
     o Internet Services
     o Excess Message Usage
     o Excess Conference Room Usage
     o Other Client Requested Services
     o Audio-visual equipment
     o After Business Hours Heating and Air Conditioning
     o Parking


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SCHEDULE "C"

                              RULES AND REGULATIONS

   1. Client's employees and guests will conduct themselves in a businesslike manner; proper business attire will be worn at all times; the noise level will be kept to a level so as not to interfere with or annoy other clients and Client will abide by CEO's directives regarding security, keys, parking and other such matters common to all occupants.

   2. Client agrees to use chair mats and desk pads in the Office(s) and any damage from failure to use the same will be the responsibility of Client. Client will not affix anything to the windows, walls or any other part of the Office(s) or the CEO Business Center or make alterations or additions to the Office(s) or the CEO Business Center without the prior written consent of CEO.

   3. Client will not prop open any corridor doors, exit doors or door connecting corridors during or after business hours.

   4. Client can only use public areas with the consent of CEO and those areas must be kept neat and attractive at all times.

   5. All corridors, halls, elevators and stairways shall not be obstructed by Client or used for any purpose other than egress and ingress.

   6. No advertisement or identifying signs, other than provided by CEO, or other notices shall be inscribed, painted, or affixed on any part of the corridors, doors or public areas.

   7. Client shall not, without CEO's prior written consent, store or operate in the Office(s) or the CEO Business Center any computer (excepting a personal computer) or any other large business machine, reproduction equipment, stamp machine, heating equipment, stove, radio, stereo equipment or other mechanical amplification equipment, vending or coin operated machine, refrigerator or coffee equipment, or conduct a mechanical business therein, do any cooking therein, or use or allow to be used in the Building, oil burning fluids, gasoline, kerosene for heating, warming or lighting. No article deemed hazardous on account of fire or any explosives shall be brought into the CEO Business Center. No offensive gases, odors or liquids will be permitted.

   8. The electrical current shall be used for ordinary lighting and office equipment purposes only unless written permission to do otherwise shall first have been obtained from CEO at an agreed cost to Client.

   9. If Client requires any special installation or wiring for electrical use, telephone equipment or otherwise, such wiring shall be done at Client's expense by the personnel designated by CEO.

   10. Client may not conduct business in the hallways, reception area or any other area except in its designated Office(s) without the prior written consent of CEO.

   11. Client will bring no animals other than seeing-eye dogs in the company of blind persons into the Building.

   12. Client shall not remove furniture, fixtures or decorative material from the Office(s) without the written consent of CEO and such removal shall be under the supervision and regulations of the CEO Business Center.

   13. Client will not use the CEO Business Center for manufacturing or storage of merchandise except as such storage may be incidental to general office purposes.

   14. Client will not occupy or permit any portion of the CEO Business Center to be occupied or used for the manufacture, sale, gift or use of liquor, narcotics or tobacco in any form.

   15. Client will not use the Office(s) for lodging or sleeping or for any immoral or illegal purposes.

   16. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the CEO Business Center by Client nor shall any changes be made on existing locks or the mechanisms thereof.

   17. Client shall, before leaving the Offices(s) unattended for an extended period of time, close and securely lock all doors and shut off all lights and other electrical apparatus. Any damage resulting from failure to do so shall be paid by Client.

   18. Canvassing, soliciting and peddling in the Building are prohibited and Client shall not solicit other clients for any business or other purpose without the prior written approval of CEO.

   19. All property belonging to Client or any employee, agent or invitee of Client shall be at the risk of such person only and CEO shall not be liable for damages thereto or for theft or misappropriation thereof.

   20. If Client does not remove any property belonging to Client from the CEO Business Center by the end of the term, at the option of CEO, Client shall be conclusively presumed to have conveyed such property to CEO under this Agreement as a bill of sale without further payment or credit by CEO to Client and CEO may remove the same and Client shall pay CEO all costs of such removal upon demand.

   21. Smoking shall be prohibited in all public areas, including conference and training rooms. No smoking shall be permitted at any time in any area of the CEO Business Center.

CEO SHALL HAVE NO RESPONSIBILITY TO CLIENT FOR THE VIOLATION OR NONPERFORMANCE BY ANY OTHER CEO CLIENTS OF ANY OF THE RULES AND REGULATIONS BUT SHALL USE REASONABLE EFFORTS TO UNIFORMLY ENFORCE ALL RULES AND REGULATIONS.


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SCHEDULE "D" SHARED BANDWIDTH BUSINESS PRACTICES

This document is intended to clarify and underscore the business practices we are following in order to maintain an efficient and effective shared bandwidth environment.

For your reference, CEO provides a category 5 ethernet network wall jack. It is your responsibility to configure all equipment located in your office.

CEO provides by default private IP addresses that are assigned via DHCP (Dynamic Host Configuration Protocol). These private addresses are connected to the internet via NAT (Network Address Translation). If the private addresses do not meet your requirements, public/routable IP addresses are available. Please contact the General Manager to obtain this information.

In order to attach to the network, you will need to connect your computer to the network via an Ethernet patch cable (not provided by CEO). After your computer is physically attached to the network, you then need to verify that the TCP/IP settings are appropriately configured. If you have no special requirements, you should set your computer to automatically (dynamically) obtain an IP address.
If you choose to utilize a statically assigned IP address, it is your responsibility to configure your system appropriately.

If you are unable to accomplish any of these tasks and needs technical assistance from a technician, the General Manager can arrange for qualified personnel to assist at your expense.

It is your responsibility to ensure that your equipment has no disruptive effect on others' abilities to conduct business in the business center. If it is determined that your systems are interfering with others' abilities to conduct their businesses, you will be charged the cost incurred to correct the situation. Also, if your systems are found to be at fault for the issues in the center, all of the infringing systems will be disconnected from the network until you can verify that all outstanding issues have been resolved.

The following is a non-exclusive list of actions that will be considered disruptive:

- Excessive use of shared bandwidth, e.g., downloading large files such as MP3's, videos, movies, etc

- Portscans/probing of the network

- Public accessible DHCP server

- Viruses that cause excessive use of bandwidth

If you are having issues with the network, then you should contact the General Manager, who will contact the appropriate personnel for technical assistance. It it is determined that the CEO network infrastructure is performing appropriately, you will be charged for the cost of the specialist to troubleshoot the issue. If it is determined that the issue is with the network services provided by CEO, there will be no charges assigned to you.

CEO does not automatically provide any type of security on the network. It is your responsibility to ensure that your systems and data are secured, and CEO can provide these services as needed on a fee basis.

CEO does not automatically provide any type of technical support, including telephone support and on-site support. However, these services can be arranged at your expense.

At no time are you or your employees, agents, representatives or vendors allowed in the wiring closet. If a change is needed in the infrastructure, the General Manager should be contacted to arrange for this change, again, at your expense.

At no time is any client supplied/owned equipment allowed in the wiring closet. This includes but not is limited to switches, routers, and firewalls. If you require this type of equipment, extra cabling will be installed [at your expense] that will allow this equipment to be placed in your office.

In addition, please know that we will abide by the "Acceptable Use Policy" of our internet provider as stated in the link WWW.THEPLANET.COM/AUP.

Please review these operating practices with your technical support people and let us know if you have any questions.

[CEO LOGO]

                               SERVICE AGREEMENT
                                                                 Rev. 04-22-04 A

This Agreement is dated NOVEMBER 23, 2004, and is entered into in DALLAS, TEXAS by and between JPM-CEO Partners, Ltd. managed by Dallas Metro Suites, Inc. d.b.a. CEO JP Morgan International Plaza (hereinafter "CEO") and HEMOBIOTECH (hereinafter "Client"). CEO and Client agree that CEO shall grant to Client for and in consideration of the agreements and fee(s) set forth herein, a license to use the Office(s) as from time to time designated by CEO and, in common with CEO's other clients, a license to use CEO's Business Center facilities and services, in accordance with the terms hereof.

1. BASIC TERMS. This Section 1 contains the basic terms of this Agreement and all provisions of this Agreement are to be read in accord therewith:

       A. Base Services: CEO's Complete Executive Office Program, including the use of executive offices complete with professional administrative staff, telephone answering and such other inclusive services are as defined in Schedule "A".

       B. Additional Services: Access to additional business services for purchase as needed by Client, including secretarial, administrative, telecommunications support and such other services are as defined in Schedule "B".

       C. CEO Business Center: JP Morgan International Plaza D. Building: 14221 Dallas Parkway, Suite 1500, Dallas, TX 75254

       E. Office number(s) 1460 B, C having a maximum occupancy capacity of 1 person(s) each.

       F. Commencement date: DECEMBER 6, 2004

       G. Initial Term: 6 MOS. & 26 DAYS SUBSEQUENT TERMS TO BE 7 MOS.

       H. End of Initial Term: JUNE 30, 2005

       I. Monthly Base Services Program Fee: $2,107.00

       J. Refundable Services Retainer: $2,107.00 (SPECIAL 1 MONTH)

       SPECIAL:7TH MONTH OFFICE RENT FREE (JUNE 05 - $2,107.00)

   2. OFFICE. Client shall, as part of the Base Services, be granted a license to use the Office and shall have access to the Office twenty-four (24) hours a day, seven (7) days a week. CEO agrees to provide office cleaning, maintenance services, electricity, heating and air conditioning to the Office for normal office use in such reasonable quantities and during such reasonable hours as shall be determined by CEO or the Building. In addition, Client will have reasonable use of CEO common area facilities. Client shall use the Office and common areas of the CEO Business Center solely for general office use in the conduct of the Client's business.

   If, for any reason whatsoever, CEO is unable to provide use of the Office or a mutually agreed upon alternative Office at the time herein agreed, Client may either extend the Commencement Date until the Office becomes available or, as its sole remedy for such failure, cancel and terminate this Agreement if the use of the Office is not available to Client within five (5) business days after written notice to CEO by Client, in which case any prior payments shall be fully refunded. No such failure to provide use of the Office shall subject CEO to any liability for loss or damage, nor affect the validity of this Agreement or the obligations of the Client hereunder.

   CEO will have the right to relocate Client to another office in the CEO Business Center with the consent of the Client and to substitute such other office for the Office licensed hereby, provided such other office is substantially similar in area and configuration to Client's contracted office and provided Client shall incur no increase in the Monthly Base Services Fee or any relocation cost or expense.

   3. SERVICES. CEO agrees, in consideration of the Monthly Base Services Fee, to provide Base Services to Client as described in Schedule "A". From time to time during the Term, CEO may, at its option, make other services available to Client of the nature described in Schedule "B", at fees that are from time to time established by CEO. CEO shall be under no obligation to provide Schedule "B" services if the monthly cost thereof exceeds the Refundable Services Retainer. In the event Client is in default of this Agreement CEO may, at its option, cease furnishing any and all services including telephone services.

   Client will not offer to any party in the CEO Business Center or the Building, any of the services that CEO provides to its clients including, but not limited to, the services described in Schedule "A" or "B".

   CEO will answer all incoming telephone calls, unless otherwise mutually agreed, during normal business hours, as determined by CEO. Answering service will be limited to normal business communications, excluding inbound telemarketing and advertising response which requires pre-approval by CEO and shall be subject to fees established from time to time by CEO.

   Client will use only telecommunications systems and services as provided by CEO unless WRITTEN permission to do otherwise shall first have been obtained from CEO. Client will pay to CEO a monthly equipment rental fee for the use of each telephone instrument and voice lines. In the event CEO discontinues the offering of long distance service, Client will provide its own long distance service through a locally accessed long distance carrier.

   Client acknowledges that due to the imperfect nature of verbal, written and electronic communications, neither CEO nor any of its officers, directors, employees, shareholders, partners, agents or representatives shall be responsible for damages, direct or consequential, that may result from the failure of CEO to furnish any service, including but not limited to the service of conveying messages, communications and other utility or services required under this Agreement or agreed to by CEO. Client's sole remedy and CEO's sole obligation for any failure to render any service, any error or omission, or any delay or interruption with respect thereto, is limited to an adjustment to Client's billing in an amount equal to the charge for such service for the period during which the failure, delay or interruption continues.

   Client expressly waives, and agrees not to make any claim for damages, direct or consequential, arising out of any failure to furnish any utility, service or facility, any error or omission with respect thereto, or any delay or interruption of the same.

   4. DURATION OF AGREEMENT. Upon the End of Initial Term, or any extension thereof, without written notice from CEO, the term of this Agreement and the license herein granted shall be automatically extended for the same period of time as the Initial Term, upon the same terms and conditions as contained herein, unless either party gives notice to the other in writing to the contrary at least sixty (60) days prior to the End of Initial Term and any extension thereof.

   Upon any termination of this Agreement, whether by lapse of time or otherwise, or upon any revocation of Client's license herein granted, the Client shall cease all use of the Office, the CEO Business Center and all services immediately. For each and every month or portion thereof that Client continues use of the Office after the termination of this Agreement by lapse of time or otherwise, without the express written consent of CEO, Client shall pay CEO an amount equal to double the Monthly Base Services Fee computed on a per-month basis for each month or portion thereof that Client continues the use of the Office.

   5. PAYMENTS AND ESCALATIONS. Client agrees to pay to CEO the Monthly Base Services Fee plus applicable sales or use taxes, in advance, on the first day of each calendar month during the Initial Term and all extensions thereof, without any deduction, offset, notice or demand. If the Commencement Date shall be other than the first day of a month or end on the last day of a month, fees for any such month shall be prorated. Charges for any Schedule "B" service purchased by Client from CEO shall be due and payable on the 1st of the month following the billing for any such service.

   One year after the Commencement Date of this Agreement and each and every anniversary date thereafter, the Monthly Base Services Fee will automatically increase by six percent (6%) of the Monthly Base Services Fee due for the month preceding such anniversary date. No written notice from CEO will be required.

   Inasmuch as CEO's Master Lease includes an annual escalation and reconciliation clause for expenses, Client's monthly base fee may be adjusted to reflect its prorata share of any expense increases incurred by CEO.

   All Monthly Base Services Fees and other sums payable hereunder shall be payable at the office of CEO or at such other location or to any agent designated in writing by CEO. In addition to any other sums due, Client shall pay monthly late charges equal to five percent (5%) of all amounts that have not been paid to CEO within five (5) days of the due dates plus an additional $10.00 per day for each day thereafter until paid in full. The parties agree that such late charges are fair and reasonable compensation for costs incurred by CEO where there is default in any payment due under this Agreement.

   Upon the execution of this Agreement, Client shall pay CEO or its agent the Refundable Services Retainer. The Refundable Services Retainer need not be kept separate and apart from other funds of CEO, no interest shall be paid thereon, and may be used by CEO to provide Schedule "A" and "B" services under this Agreement. In addition to the Refundable Services Retainer, Client will, upon execution hereof, pay to CEO the Monthly Base Services Fee for the first full month of the Initial Term.

   Client agrees that the Refundable Services Retainer shall not be used by Client as payment for the Monthly Base Services Fee for the last month of the Initial Term, or any extension thereof. In the event Client defaults in the performance of any of the terms hereof, CEO may terminate this Agreement and the license herein granted and may also use, apply or retain the whole, or any part, of the Refundable Services Retainer for the payment of any service fee or any other payment due hereunder, or for payment of any other sum that CEO may spend by reason of Client's default. If Client shall, at the end of the term of this Agreement, have fully and faithfully complied with all of the terms and provisions of this Agreement, and surrendered all keys, access cards and building passes, 80% of the Refundable Services Retainer, or any balance thereof, shall be returned to Client within forty-five (45) days thereafter, and the remaining 20% less any deductions will be returned after receiving the Building's annual expense reconciliation.

   6. DAMAGES AND INSURANCE. Client will not damage or deface the furnishings, walls, floors or ceilings, nor make holes for the hanging of pictures or make or suffer to be made any waste, obstruction or unlawful, improper or offensive use of the Office or the common area facilities. Client will not cause damage to any part of the Building or the property of CEO or disturb the quiet enjoyment of any other licensee or occupant of the Building. At the termination of this Agreement, the Office shall be in as good condition as when Client commenced the use thereof, normal wear and tear excepted. Client agrees to pay for repainting each Office used by Client, One Hundred Seventy Five Dollars ($175.00) per office. CEO will have the right, at any time and from time to time, to enter the Office to inspect the same, to make such repairs and alterations as CEO reasonably deems necessary, and the cost of any such repair resulting from the act or omission of Client shall be reimbursed to CEO by Client upon demand. CEO shall have the right to show the Office to prospective Clients, provided CEO will use reasonable efforts not to disrupt Client's business.

   CEO and its respective directors, licensors, officers, agents, servants and employees shall not, to the extent permitted by law, except upon the affirmative showing of CEO's gross negligence or willful misconduct, be liable for, and Client waives all right of recovery against such entities and individuals for any damage or claim with respect to any injury to person or damage to, or loss or destruction of any property of Client, its employees, authorized persons and invitees due to any act, omission or occurrence in or about the CEO Business Center or the Building. Without limitation of any other provision hereof, each party hereto hereby agrees to indemnify, defend and hold harmless the other party hereto, and such other party's officers, directors, employees, shareholders, partners, agents and representatives from and against any liability to third parties arising out of, in the case of Client as an indemnifying party, Client's use and occupancy of the Office or any negligent act or omission of Client or Client's officers, directors, employees, shareholders, partners, agents, representatives, contractors, customers or invitees and, in the case of CEO as an indemnifying party, any act or omission constituting gross negligence or willful misconduct of CEO or CEO's officers, directors, employees, shareholders, partners, agents or representatives. Subject to the foregoing, Client assumes all risk of loss with respect to all personal property of Client, its agents, employees, contractors, and invitees, within or about the CEO Business Center or the Building. Client acknowledges that it is the Client's responsibility to maintain insurance to cover the risks set forth in this paragraph.

   CEO and Client each hereby waive any and all rights of recovery against the other, or against the directors, licensors, officers, agents, servants and employees of the other, for loss of or damage to its property or the property of others under its control, to the extent such loss or damage is covered by any insurance policy.

   If the CEO Business Center is made unusable, in whole or in part, by fire or other casualty not due to negligence of Client, CEO may, at its option, terminate the Agreement upon notice to Client, effective upon such casualty, or may elect to repair, restore or rehabilitate, or cause to be repaired, restored or rehabilitated, the CEO Business Center, without expense to Client, within ninety (90) days or within such longer period of time as may be required because of events beyond CEO's control. The Monthly Base Services Fee shall be abated on a per diem basis for the portions of the Office that are unusable.

   7. DEFAULT. Client shall be deemed to be in default under this Agreement:(a) if Client defaults in the payment of the Monthly Base Services Fee or other sums due hereunder or (b) if Client defaults in the prompt and full performance of any other provision of this Agreement and any such default continues in excess of five (5) business days after written notice by CEO.

   Should Client be in default hereunder, CEO shall have the option to pursue any one or more of the following remedies without any additional notice or demand whatsoever and without limitation to CEO in the exercise of any remedy:

   (1) CEO may, if CEO so elects, without any additional notice of such election or demand to Client, either forthwith terminate this Agreement and the license to use any portion of the CEO

Business Center, and may enter into the Office and take and hold possession of the contents thereof, without releasing Client, in whole or in part, from the Client's obligations hereunder. In the event of such termination, CEO may, at its option, declare the entire amount of the Monthly Base Services Fee which would become due and payable during the remainder of the term, to be due and payable immediately, in which event, Client agrees to pay the same at once.

   (2) Pursue any other remedy now or hereafter available to CEO. CEO's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

   Client agrees to pay all costs and expenses, including reasonable attorneys' fees, expended or incurred by CEO in connection with the enforcement of this Agreement, the collection of any sums due hereunder, any action for declaratory relief in any way related to this Agreement, or the protection or preservation of any rights of CEO hereunder.

   8. RESTRICTION ON HIRING. Client agrees that during the term of this Agreement and within one (1) year of the termination of this Agreement, neither Client nor any of its principals, employees of affiliates will hire directly or as an independent contractor, any person who is at that time, or was during the term of this Agreement, an employee of CEO. In the event of a breach of any obligation of Client contained in this paragraph, Client shall be liable to CEO for, and shall pay to CEO, on demand, liquidated damages in the sum of $10,000.00 for each employee with respect to whom such breach shall occur, it being mutually agreed that the actual damage that would be sustained by CEO as the result of any such breach would be, from the nature of the case, extremely difficult to fix and that the aforesaid liquidated damage amount is fair and reasonable.

   9. MISCELLANEOUS.

   A. This is the only Agreement between the parties. No other agreements are effective. All amendments to this Agreement shall be in writing and signed by all parties. Any other attempted amendment shall be void. The invalidity or unenforceability of any provision hereof shall not affect the remainder hereof.

   B. All waivers must be in writing and signed by the waiving party. CEO's failure to enforce any provision of this Agreement or its acceptance of fees shall not be a waiver and shall not prevent CEO from enforcing any provision of this Agreement in the future. No receipt of money by CEO shall be deemed to waive any default of Client or to extend, reinstate or continue the term hereof.

   C. All Schedules and Addenda attached hereto are hereby incorporated herein by this reference. The laws of the State in which the CEO Business Center is located shall govern this Agreement.

   D. All parties signing this Agreement as a partnership or co-signing individuals shall be jointly and severally liable for all obligations of Client.

   E. Client represents and warrants to CEO that there are no agents, brokers, finders or other parties except [NONE IF NOT SPECIFIED] with whom Client has dealt who are or may be entitled to any commission or fee with respect to this Agreement.

   F. Neither Client nor anyone claiming by, through or under Client shall assign this Agreement or permit the use of any portion of the CEO Business Center by any person other than Client; provided, however, Client may assign this Agreement to an affiliated corporation of Client. In the event of any such permitted assignment, Client shall not thereby be relieved of any of its obligations under this Agreement.

   G. The Rules and Regulations of the Building and of CEO as defined on Schedule "C" hereto, and the Shared Bandwidth Business Practices as defined on Schedule "D" hereto, and any additional schedules that may be attached hereto are expressly made a part of this Agreement and Client expressly covenants and agrees to abide by all of such Rules and Regulations and such Shared Bandwidth Business Practices and such additional terms, as well as such reasonable modifications to such Rules and Regulations and such Shared Bandwidth Business Practices as may be hereafter adopted by CEO.

   H. This agreement is not intended to create a lease or any other interest in real property in favor of the client, but merely creates a revocable license in accordance with the terms hereof. This Agreement grants Client the license to use the CEO Business Center and the Office for the specific purposes herein set forth without diminution of the legal possession or control thereof by CEO and shall be revocable at the option of CEO upon the destruction of the CEO Business Center or the breach by Client of any term or condition herein set forth. This Agreement is subject and subordinate to any underlying lease or contract of the Building or of the premises comprising the Office or the CEO Business Center as such lease or contract may be amended from time to time (such underlying lease or contract together with any amendments, is hereinafter referred to as the "Master Lease"). This Agreement shall terminate simultaneously with the termination of the CEO Business Center operation for any reason. Client is not a party to nor shall Client have any rights under the Master Lease.

   I. Client acknowledges that CEO Business Centers will comply with U.S. Postal Service regulations regarding Client mail and, upon termination of this Agreement, it will be Client's responsibility to notify all parties of termination of the use of the above described address and assigned telephone and facsimile numbers. At Client's written request and expense, CEO will provide Client's new telephone number and address to all incoming callers and will hold or forward to Client all mail, packages, facsimiles and applicable e-mail traffic weekly for a period of ninety (90) days.

   J. CEO may assign this Agreement and/or any fees hereunder and Client agrees to attorn to any such assignee.

   K. All notices hereunder shall be in writing. Notices to Client shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, addressed to Client at the following address (address cannot be a P.O. Box or CEO address):

                                13227 CEDAR LANE
                                DALLAS, TX 75234

   Notice to CEO shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, to CEO at the following addresses:

CEO JP Morgan                           CEO BUSINESS CENTERS OF DALLAS
14221 Dallas Parkway                   ATTENTION: PRESIDENT
Suite 1500                             8214 Westchester Dr. #500
Dallas, TX75254                        Dallas, TX 75225

                        -------------------------------
                                       CEO

JPM-CEO Partners, Ltd. managed by Dallas Metro Suites, Inc. d.b.a. CEO JP Morgan International Plaza (hereinafter "CEO") A: TEXAS CORPORATION
                       ----------------------------------

By: MICHAEL W. MOORE
    -------------------------------------------

Its: VICE PRESIDENT
    -------------------------------------------

    -------------------------------------------
                       CLIENT

CORPORATION: HEMOBIOTECH, INC.

A(n) DELAWARE corporation

By: /S/ ARTHUR P. BOLLON
    ----------------------------------------------

ARTHUR P. BOLLON
--------------------------------------------------

Its: PRESIDENT & CEO
     ---------------------------------------------

PARTNERSHIP:

A(n)___________________________partnership

By:
    ---------------------------------------------------------



Its:
     ----------------------------------------------------------

INDIVIDUALS:


                -------------------------------------------------
                                  (signature)



               -------------------------------------------------
                                  (print name)

Address:
         -------------------------------------------------




               -------------------------------------------------
                                   (signature)


               -------------------------------------------------
                                  (print name)

Address:
         -------------------------------------------------



PERSONAL GUARANTEE:

For value received, the undersigned does hereby unconditionally and irrevocably guarantee the prompt payment and full performance of all terms, covenants, conditions and agreements as contained herein.

BY:
    ---------------------------------------

BY:
   ----------------------------------------


SCHEDULE "A"

BASE SERVICES

o Individual Executive Office
o Voice Messaging Service
o Personalized Telephone Answering of Incoming Calls (300) incoming calls per month at no charge)
o Furnished and Decorated Reception Area
o Professional Receptionist, Message Center Secretaries, and Office Manager
o Use of Furnished Conference Rooms (16) hours per month at no charge) excludes JP Morgan Boardroom and training room
o Prestigious Business Address
o Business Identity on Building Lobby Directory
o Facsimile Number for Client's Use
o Mail and Package Receipt
o Utilities and Janitorial Service
o Building Operating Expenses as of Commencement Date
o Heating and air conditioning during normal business hours

SCHEDULE"B"

ADDITIONAL SERVICES

o Word Processing Services
o Secretarial Services
o Facsimile Services = (line charges)
o Additional Voice Messaging Service
o Copy and Binding Services
o Outgoing Metered Mail & Express Delivery Services
o Office Furniture
o Specialized Equipment
o Printing &Office Supplies
o Miscellaneous Purchasing Services
o Catering & Beverage Services
o Paging Services
o Telephone Equipment
o Specialized Telephone Services
o Local Telephone Service
o Internet Services
o Excess Message Usage
o Excess Conference Room Usage
o Other Client Requested Services
o Audio-visual equipment
o Parking

SCHEDULE "C"

                              RULES AND REGULATIONS

    1. Client's employees and guests will conduct themselves in a businesslike manner; proper business attire will be worn at all times; the noise level will be kept to a level so as not to interfere with or annoy other clients and Client will abide by CEO's directives regarding security, keys, parking and other such matters common to all occupants.

    2. Client agrees to use chair mats and desk pads in the Office(s) and any damage from failure to use the same will be the responsibility of Client. Client will not affix anything to the windows, walls or any other part of the Office(s) or the CEO Business Center or make alterations or additions to the Office(s) or the CEO Business Center without the prior written consent of CEO.

    3. Client will not prop open any corridor doors, exit doors or door connecting corridors during or after business hours.

    4. Client can only use public areas with the consent of CEO and those areas must be kept neat and attractive at all times.

    5. All corridors, halls, elevators and stairways shall not be obstructed by Client or used for any purpose other than egress and ingress.

    6. No advertisement or identifying signs, other than provided by CEO, or other notices shall be inscribed, painted, or affixed on any part of the corridors, doors or public areas.

    7. Client shall not, without CEO's prior written consent, store or operate in the Office(s) or the CEO Business Center any computer (excepting a personal computer) or any other large business machine, reproduction equipment, stamp machine, heating equipment, stove, radio, stereo equipment or other mechanical amplification equipment, vending or coin operated machine, refrigerator or coffee equipment, or conduct a mechanical business therein, do any cooking therein, or use or allow to be used in the Building, oil burning fluids, gasoline, kerosene for heating, warming or lighting. No article deemed hazardous on account of fire or any explosives shall be brought into the CEO Business Center. No offensive gases, odors or liquids will be permitted.

    8. The electrical current shall be used for ordinary lighting and office equipment purposes only unless written permission to do otherwise shall first have been obtained from CEO at an agreed cost to Client.

    9. If Client requires any special installation or wiring for electrical use, telephone equipment or otherwise, such wiring shall be done at Client's expense by the personnel designated by CEO.

    10. Client may not conduct business in the hallways, reception area or any other area except in its designated Office(s) without the prior written consent of CEO.

    11. Client will bring no animals other than seeing-eye dogs in the company of blind persons into the Building.

    12. Client shall not remove furniture, fixtures or decorative material from the Office(s) without the written consent of CEO and such removal shall be under the supervision and regulations of the CEO Business Center.


    13. Client will not use the CEO Business Center for manufacturing or storage of merchandise except as such storage may be incidental to general office purposes.

    14. Client will not occupy or permit any portion of the CEO Business Center to be occupied or used for the manufacture, sale, gift or use of liquor, narcotics or tobacco in any form.

    15. Client will not use the Office(s) for lodging or sleeping or for any immoral or illegal purposes.

    16. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the CEO Business Center by Client nor shall any changes be made on existing locks or the mechanisms thereof.

    17. Client shall, before leaving the Offices(s) unattended for an extended period of time, close and securely lock all doors and shut off all lights and other electrical apparatus. Any damage resulting from failure to do so shall be paid by Client.

    18. Canvassing, soliciting and peddling in the Building are prohibited and Client shall not solicit other clients for any business or other purpose without the prior written approval of CEO.

    19. All property belonging to Client or any employee, agent or invitee of Client shall be at the risk of such person only and CEO shall not be liable for damages thereto or for theft or misappropriation thereof.

    20. If Client does not remove any property belonging to Client from the CEO Business Center by the end of the term, at the option of CEO, Client shall be conclusively presumed to have conveyed such property to CEO under this Agreement as a bill of sale without further payment or credit by CEO to Client and CEO may remove the same and Client shall pay CEO all costs of such removal upon demand.

    21. Smoking shall be prohibited in all public areas, including conference and training rooms. No smoking shall be permitted at any time in any area of the CEO Business Center.

CEO SHALL HAVE NO RESPONSIBILITY TO CLIENT FOR THE VIOLATION OR NONPERFORMANCE BY ANY OTHER CEO CLIENTS OF ANY OF THE RULES AND REGULATIONS BUT SHALL USE REASONABLE EFFORTS TO UNIFORMLY ENFORCE ALL RULES AND REGULATIONS.

SCHEDULE "D" SHARED BANDWIDTH BUSINESS PRACTICES

This document is intended to clarify and underscore the business practices we are following in order to maintain an efficient and effective shared bandwidth environment.

For your reference, CEO provides a category 5 ethernet network wall jack. It is your responsibility to configure all equipment located in your office.

CEO provides by default private IP addresses that are assigned via DHCP (Dynamic Host Configuration Protocol). These private addresses are connected to the internet via NAT (Network Address Translation). If the private addresses do not meet your requirements, public/routable IP addresses are available. Please contact the General Manager to obtain this information.

In order to attach to the network, you will need to connect your computer to the network via an Ethernet patch cable (not provided by CEO). After your computer is physically attached to the network, you then need to verify that the TCP/IP settings are appropriately configured. If you have no special requirements, you should set your computer to automatically (dynamically) obtain an IP address. If you choose to utilize a statically assigned IP address, it is your responsibility to configure your system appropriately.

If you are unable to accomplish any of these tasks and needs technical assistance from a technician, the General Manager can arrange for qualified personnel to assist at your expense.

It is your responsibility to ensure that your equipment has no disruptive effect on others' abilities to conduct business in the business center. If it is determined that your systems are interfering with others' abilities to conduct their businesses, you will be charged the cost incurred to correct the situation. Also, if your systems are found to be at fault for the issues in the center, all of the infringing systems will be disconnected from the network until you can verify that all outstanding issues have been resolved.

The following is a non-exclusive list of actions that will be considered disruptive:

- Excessive use of shared bandwidth, e.g., downloading large files such as MP3's, videos, movies, etc

- Portscans/probing of the network

- Public accessible DHCP server

- Viruses that cause excessive use of bandwidth

If you are having issues with the network, then you should contact the General Manager, who will contact the appropriate personnel for technical assistance. It it is determined that the CEO network infrastructure is performing appropriately, you will be charged for the cost of the specialist to troubleshoot the issue. If it is determined that the issue is with the network services provided by CEO, there will be no charges assigned to you.

CEO does not automatically provide any type of security on the network. It is your responsibility to ensure that your systems and data are secured, and CEO can provide these services as needed on a fee basis.

CEO does not automatically provide any type of technical support, including telephone support and on-site support. However, these services can be arranged at your expense.

At no time are you or your employees, agents, representatives or vendors allowed in the wiring closet. If a change is needed in the infrastructure, the General Manager should be contacted to arrange for this change, again, at your expense.

At no time is any client supplied/owned equipment allowed in the wiring closet. This includes but not is limited to switches, routers, and firewalls. If you require this type of equipment, extra cabling will be installed [at your expense] that will allow this equipment to be placed in your office.

In addition, please know that we will abide by the "Acceptable Use Policy" of our internet provider as stated in the link WWW.THEPLANET.COM/AUP.

Please review these operating practices with your technical support people and let us know if you have any questions.

COMPLETE EXECUTIVE OFFICES

LOCATION: JP Morgan INTERNATIONAL PLAZA
                                                                      [CEO LOGO]

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COMPANY NAME:  Hemobiotech                                QUOTE DATE: 10/19/04

CONTACT NAME:  Arthur Bollon                       COMMENCEMENT DATE: 11/01/04

EMAIL:  abollon@hemobiotech.com                         RENEWAL DATE: 05/01/05

ADDRESS:  2110 Research Row                             MOVE IN DATE: 11/01/04

Dallas, TX 75235                                      AGREEMENT TERM: 6

PHONE:  (469) 585-7613

FAX:

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MONTHLY FEES (DUE UPON EXECUTION OF AGREEMENT)



------------------------------------------------------------------------------------------------------
TAXABLE ?   SERVICE DESCRIPTION                   QTY      RATE            MONTHLY          PRORATE
------------------------------------------------------------------------------------------------------
      Full Time Office-1 #1460C275 sqft            1      1,170.00         1,170.00           0.00
      Full Time Office-1 #1460A216 sqft            1        650.00           650.00           0.00
      Full Time Office-1 #1460D138 sqft            1        418.00           418.00           0.00
      Full Time Office-1 #1460E138 sqft            1        418.00           418.00           0.00
      Full Time Office-1 #1460B216 sqft            1        937.00           937.00           0.00
  o   FOP Service Program-1460A                    1        400.00           400.00           0.00
  o   FOP Service Program-1460D                    1        400.00           400.00           0.00
  o   FOP Service Program-1460E                    1        400.00           400.00           0.00
  o   Telephone Equipment-1460B,C                  2         60.00           120.00           0.00
  o   Fax/Modem Lines                              1         65.00            65.00           0.00
  o   Voice Lines-1460B,C                          2         65.00           130.00           0.00
  o   Parking-Waived for 6 Months                  1          0.00             0.00           0.00
  o   Telephone Directory Listing                  1          9.25             9.25           0.00
  o   Internet Access-1460B,C                      2        100.00           200.00           0.00
  o   Sales Tax 8.25%                              1        142.25           142.25           0.00
-------------------------------------------------------------------------------------------------------
                                    TOTAL:                                $5,459.50          $0.00



ONE-TIME FEES (DUE UPON EXECUTION OF AGREEMENT)


---------------------------------------------------------------------------------------
TAXABLE ?   SERVICE DESCRIPTION                  QTY          RATE         MONTHLY
---------------------------------------------------------------------------------------
  o   Telephone Installation-Fax Line              1        150.00           150.00
  *   Office Set Up Charges-Waived Special         5          0.00             0.00
      Refundable Retainer-1 Month Special          1      5,459.50         5,459.50
      o Sales Tax 8.25%                            1         12.38            12.38
---------------------------------------------------------------------------------------
                                  TOTAL:                 $5,621.88



                                  Total Monthly Charges         $5,459.50
                                    Total Setup Charges         $5,621.88
                                     Total Move-In Cost        $11,081.38

This QUOTE constitutes an offer for a period of (5) days depending on availability and is not binding on either party until such time that both parties have executed the agreement.

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JP MORGAN INTERNATIONAL PLAZA O 14221 DALLASPARKWAY O SUITE 1500 O DALLAS,
TX 75254 O PHONE:(214) 540-7400 O FAX: (214) 540-7401